Revenue	9 Months Ended
Sep. 30, 2019
Revenue [abstract]
Revenue

NOTE 7 - REVENUE

In March 2019, the Company entered into exclusive option license agreement (hereafter- Agreement) with an animal health company for the development of VB-201 for veterinary use. Under the Agreement, the Company granted a right to use intellectual property and transfer materials. In addition, the Company granted an option to obtain an exclusive worldwide, royalty-bearing, transferable license under the Company’s intellectual property and materials to research, develop and sell the product worldwide.

As part of the Agreement, the Company received an immaterial non-refundable and non-creditable upfront payment recognized as revenues during the period. In addition, the Company is entitled to receive an immaterial amount upon the achievement of a milestone event.

The revenues recognized for the period comprise revenues from the exclusive license agreement for the development, commercialization, and supply of VB-111 in Japan for all indications and from the option to license agreement for the development of VB-201 for animal healthcare worldwide. The contract consideration comprises upfront and milestone revenues and are recognized according to IFRS 15 “Revenue from contract with customers.”

Under IFRS 15, the consideration that the Company would be entitled to upon the achievement of contractual milestones, which are contingent upon the occurrence of future events of development progress, are a form of variable consideration. The Company did not recognize any revenues from milestone payment during the nine months ended September 30, 2019.